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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 28, 2005

                            CLEARSTORY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-12966                     06-1302773
(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

One Research Drive, Suite 200B, Westborough, MA                     01581
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795

                                      Same
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

           On January 28, 2005, ClearStory Systems, Inc. (the "Company"), entered into a Series C Convertible Preferred Stock Purchase Agreement (the "Agreement") with SCP Private Equity Partners II, L.P. ("SCP"), CIP Capital L.P. ("CIP") and CSSMK, LLC ("CSSMK"). Pursuant to the terms of the Agreement, on January 28, 2005 the Company sold an aggregate of 309,342 shares of its Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred"), as follows: 257,785 shares to SCP and 51,557 shares to CSSMK. The 309,342 shares of Series C Preferred were sold for $1.9396 per share raising total proceeds of $600,000 for the Company. In addition, pursuant to the terms of the Agreement, on or prior to April 15, 2005, the Company will sell additional shares of Series C Preferred to SCP, or CIP, at SCP's direction, for $1.9396 per share (the "Second Closing"). No fewer than 77,335 shares of Series C Preferred and no more than 128,892 shares of Series C Preferred will be sold at the Second Closing.

           The sale of Series C Preferred pursuant to the Agreement (the "Sale") was not an underwritten offering and therefore no underwriting discounts or commissions were paid in connection with the Sale. The Sale was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. Each share of Series C Preferred sold pursuant to the Agreement may, at the option of the holder, be converted at any time into two shares of the Company's common stock, $.10 par value per share. This conversion rate is subject to adjustment as set forth in the Company's certificate of incorporation, as amended to date.

           Additionally, the Company, SCP, CSSMK and Selway Partners, LLC ("Selway") amended their Amended and Restated Stockholders Agreement dated March 31, 2004 (the "Stockholders Agreement") to include the shares of Series C Preferred sold pursuant to the Agreement. SCP, CIP and CSSMK may be considered affiliates of the Company. The shares of Series C Preferred grant the holders voting rights.

           The foregoing description is subject to, and qualified in its entirety by, the Agreement and the Stockholders Agreement, which are filed as exhibits hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

10.89 Series C Convertible Preferred Stock Purchase Agreement, dated January 28, 2005, by and among the Company, SCP, CIP and CSSMK.

10.90 First Amendment, dated January 28, 2005, to Amended and Restated Stockholders Agreement by and among the Company, SCP, CSSMK and Selway.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005                    CLEARSTORY SYSTEMS, INC.


                                           By: /S/ HENRY F. NELSON
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                                           Henry F. Nelson
                                           Chief Executive Officer and President